Exhibit 99.1

Entercom Communications Corp.

Reports Fourth Quarter and 2010 Annual Results

Announces 7% Increase in Same Station Net Revenue

and 22% Increase in Free Cash Flow in Fourth Quarter

(Bala Cynwyd, Pa. February 8, 2011) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter and year ended December 31, 2010.

Fourth Quarter Highlights

•                  Net revenues for the quarter increased 6% to $102.1 million, station expenses increased 2% to $62.9 million and station operating income increased 14% to $39.2 million

•                  Same station net revenues increased 7%, same station expenses increased 2% and same station operating income increased 14%

•                  Adjusted EBITDA increased 16% to $34.3 million

•                  Net income per share was $0.46

•                  Adjusted net income per share increased 28% to $0.37

•                  Free cash flow increased 22% to $26.8 million

2010 Annual Highlights

•                  Net revenues for the year increased 5% to $391.4 million, station expenses increased 2% to $257.5 million and station operating income increased 11% to $133.9 million

•                  Same station net revenues increased 5%, same station expenses increased 2% and same station operating income increased 12%

•                  Adjusted EBITDA increased 13% to $116.1 million

•                  Net income per share increased to $1.23

•                  Adjusted net income per share increased 29% to $1.12

•                  Free cash flow increased 24% to $86.7 million

David J. Field, President and Chief Executive Officer stated: “I am pleased to report that Entercom finished 2010 on a very positive note, delivering fourth quarter growth of 7% in same station net revenues, 16% in Adjusted EBITDA and 22% in Free Cash Flow.  We are very well positioned for 2011 with our excellent and improving ratings, our strong and rapidly de-levering balance sheet, and our enhanced and expanding lineup of new products and capabilities to bolster sales.  Furthermore, we are optimistic that after a year of growth led by national and digital revenues, we should see a meaningful recovery in local ad spending as the economic recovery accelerates.”

Additional Information

During the quarter, the Company announced an agreement to acquire 98.5 KFOX in San Jose, California.  Starting January 24, 2011, the Company now simulcasts “The Fox” classic rock on this station in San Jose and also on 102.1 in San Francisco, formerly the home of classical music KDFC. This makes “The Fox” a true Bay Area superstation.  In connection with this format change, the Company transferred the intellectual property for the classical format to the University of Southern California who will provide this format to the community.

During the quarter, the Company reduced its outstanding net senior debt by $26.3 million. Significantly the Company reduced outstanding net senior and senior subordinated debt by $78.6 million during the year and by over $180 million in the past two years.

As of December 31, 2010, the Company had $3.8 million in cash and $650.1 million of senior debt.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on February 8, 2011 at 4:30 PM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the fourth quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 15 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 866-513-4385 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints, the San Jose Sharks and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting. In 2007, Forbes magazine named Entercom one of America’s “Most Trustworthy Companies.”

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before depreciation and amortization, time brokerage agreement fees (income), corporate expenses, corporate non-cash compensation expense, station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of income (loss) from continuing operations, adjusted to exclude: income taxes (benefit), total other expense (income), depreciation and amortization, time brokerage agreement fees (income), corporate and station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, non-cash compensation expense, impairment loss and income (loss) from discontinued operations before income taxes (benefit), depreciation and amortization expense and impairment loss; and (ii) less net interest expense (excluding amortization of deferred financing costs), gains (loss) on sale of assets, taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations before income taxes (benefit); (ii) reported taxes; (iii) gain/loss on sale of assets, derivative instruments and investments; (iv) non-cash compensation expense; (v) other income; (vi) impairment loss; and (vii) gain/loss on early extinguishment of debt.   For purposes of comparison, income taxes are reflected at the expected statutory federal and state tax rate of 42% without discrete items of tax and valuation allowances.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station data is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:
Steve Fisher
Executive Vice President-Operations and Chief Financial Officer
610-660-5647

Fourth Quarter 2010

Earnings Release

 ENTERCOM COMMUNICATIONS CORP.

 FINANCIAL DATA

 (amounts in thousands, except per share data)

 (unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
STATEMENTS OF OPERATIONS

Net Revenues	$102,088	$95,996	$391,447	$372,432

Station Expenses	62,901	61,520	257,539	252,066
Station Expense - Non-Cash Compensation	392	516	1,357	1,976
Corporate Expenses	4,840	4,814	17,783	17,963
Corporate Expenses - Non-Cash Compensation	822	675	4,171	4,912
Depreciation And Amortization	2,924	3,940	12,660	16,600
Impairment Loss	—	—	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Loss On Sale Or Disposition of Assets	52	271	228	420
Total Operating Expenses	71,931	71,736	293,738	361,611
Operating Income	30,157	24,260	97,709	10,821

Other Expense (Income) Items:
Interest Expense	7,715	7,401	30,510	31,229
Net (Gain) Loss On Early Extinguishment Of Debt	—	(1,545)	62	(20,805)
Interest And Dividend Income	(4)	(23)	(19)	(58)
Loss On Investments	174	966	174	966
Other Income	(11)	—	(49)	(380)
Total Other Expense	7,874	6,799	30,678	10,952

Income (Loss) Before Income Taxes (Benefit)	22,283	17,461	67,031	(131)

Income Taxes (Benefit)	4,998	(6,239)	20,595	(5,529)

Net Income	$17,285	$23,700	$46,436	$5,398

Net Income Per Share - Basic	$0.48	$0.67	$1.30	$0.15

Net Income Per Share - Diluted	$0.46	$0.64	$1.23	$0.15

Weighted Common Shares Outstanding - Basic	35,731	35,295	35,712	35,321
Weighted Common Shares Outstanding - Diluted	37,536	37,040	37,679	36,403

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$809	$753	$2,744	$2,467
Income Taxes Paid	$—	$—	$83	$192

	December 31,
	2010	2009
SELECTED BALANCE SHEET DATA
Cash And Cash Equivalents	$3,768	$10,751
Senior Debt	650,148	729,173
7.625% Senior Subordinated Notes	—	6,579
Total Shareholders’ Equity	170,667	113,952

	Three Months Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
OTHER FINANCIAL DATA
Same Station Computations:
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues:
Net Revenues	$102,088	$95,996	$391,447	$372,432
Divestitures Of Radio Station Towers	—	(152)	—	(949)
Same Station Net Revenues	$102,088	$95,844	$391,447	$371,483

Reconciliation Of GAAP Station Operating Expenses To Station Expenses and Same Station Expenses
Station Operating Expenses	$63,293	$62,036	$258,896	$254,042
Station Expenses - Non-Cash Compensation	(392)	(516)	(1,357)	(1,976)
Station Expenses	62,901	61,520	257,539	252,066
Divestitures Of Radio Station Towers	—	(68)	—	(153)
Same Station Expenses	$62,901	$61,452	$257,539	$251,913

Reconciliation Of GAAP Corporate General & Administrative Expenses
To Corporate Expenses
Corporate General & Administrative Expenses	$5,662	$5,489	$21,954	$22,875
Corporate Expenses - Non-Cash Compensation	(822)	(675)	(4,171)	(4,912)
Corporate Expenses	$4,840	$4,814	$17,783	$17,963

Reconciliation Of GAAP Operating Income To Station Operating Income
And Same Station Operating Income
Operating Income	$30,157	$24,260	$97,709	$10,821
Corporate Expenses	4,840	4,814	17,783	17,963
Corporate Expenses - Non-Cash Compensation	822	675	4,171	4,912
Station Expenses - Non-Cash Compensation	392	516	1,357	1,976
Depreciation And Amortization	2,924	3,940	12,660	16,600
Impairment Loss	—	—	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Loss On Sale Or Disposition of Assets	52	271	228	420
Station Operating Income	39,187	34,476	133,908	120,366
Divestitures Of Radio Station Towers	—	(84)	—	(796)
Same Station Operating Income	$39,187	$34,392	$133,908	$119,570

Reconciliation Of GAAP Net Income To Adjusted EBITDA:
Net Income	$17,285	$23,700	$46,436	$5,398
Income Taxes (Benefit)	4,998	(6,239)	20,595	(5,529)
Total Other Expense	7,874	6,799	30,678	10,952
Corporate Expenses - Non-Cash Compensation	822	675	4,171	4,912
Station Expenses - Non-Cash Compensation	392	516	1,357	1,976
Depreciation And Amortization	2,924	3,940	12,660	16,600
Impairment Loss	—	—	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)

Net Loss On Sale Or Disposition of Assets	52	271	228	420
Adjusted EBITDA	$34,347	$29,662	$116,125	$102,403

Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$17,285	$23,700	$46,436	$5,398
Depreciation And Amortization	2,924	3,940	12,660	16,600
Impairment Loss	—	—	—	67,676
Deferred Financing Costs Included In Interest Expense	982	371	3,912	1,518
Non-Cash Compensation Expense	1,214	1,191	5,528	6,888
Net Loss On Sale Or Disposition of Assets	52	271	228	420
Net Loss On Investments	174	966	174	966
Net (Gain) Loss On Early Extinguishment Of Debt	—	(1,545)	62	(20,805)
Other Income	(11)	—	(49)	(380)
Income Taxes	4,998	(6,239)	20,595	(5,529)
Capital Expenditures	(809)	(753)	(2,744)	(2,467)
Income Taxes Paid	—	—	(83)	(192)
Free Cash Flow	$26,809	$21,902	$86,719	$70,093

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$30,157	$24,260	$97,709	$10,821
Depreciation and Amortization	2,924	3,940	12,660	16,600
Impairment Loss	—	—	—	67,676
Non-Cash Compensation Expense	1,214	1,191	5,528	6,888
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(6,729)	(7,007)	(26,579)	(29,653)
Capital Expenditures	(809)	(753)	(2,744)	(2,467)
Net Loss On Sale Or Disposition of Assets	52	271	228	420
Income Taxes Paid	—	—	(83)	(192)
Free Cash Flow	$26,809	$21,902	$86,719	$70,093

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$17,285	$23,700	$46,436	$5,398
Income Taxes (Benefit)	4,998	(6,239)	20,595	(5,529)
Impairment Loss	—	—	—	67,676
Net Loss On Sale Or Disposition of Assets	52	271	228	420
Net Loss On Investments	174	966	174	966
Net (Gain) Loss On Extinguishment Of Debt	—	(1,545)	62	(20,805)
Other Income	(11)	—	(49)	(380)
Non-Cash Compensation Expense	1,214	1,191	5,528	6,888
Adjusted Income Before Income Taxes	23,712	18,344	72,974	54,634
Income Taxes	9,959	7,704	30,649	22,946
Adjusted Net Income	$13,753	$10,640	$42,325	$31,688

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted, As Reported And As Adjusted	37,536	37,040	37,679	36,403

Adjusted Net Income Per Share - Diluted	$0.37	$0.29	$1.12	$0.87